PennyMac Mortgage Investment Trust May 3, 2018 First Quarter 2018 Earnings Report Exhibit 99.2

1Q18 Earnings Report This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in our investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject us to additional risks; volatility in our industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy our investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and our success in doing so; the concentration of credit risks to which we are exposed; the degree and nature of our competition; our dependence on our manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at our manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our ability to maintain the desired relationship between our financing and the interest rates and maturities of our assets; the timing and amount of cash flows, if any, from our investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of our servicer, which also provides us with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; our indemnification and repurchase obligations in connection with mortgage loans we purchase and later sell or securitize; the quality and enforceability of the collateral documentation evidencing our ownership and rights in the assets in which we invest; increased rates of delinquency, default and/or decreased recovery rates on our investments; our ability to foreclose on our investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities or relating to our mortgage servicing rights , excess servicing spread and other investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the effect of the accuracy of or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of income; our failure to maintain appropriate internal controls over financial reporting; technologies for loans and our ability to mitigate security risks and cyber intrusions; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; our ability to detect misconduct and fraud; our ability to comply with various federal, state and local laws and regulations that govern our business; developments in the secondary markets for our mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on our business and our ability to satisfy complex rules for us to qualify as a real estate investment trust (REIT) for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of our subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the effect of public opinion on our reputation; the occurrence of natural disasters or other events or circumstances that could impact our operations; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. Forward-Looking Statements

First Quarter Highlights Net income attributable to common shareholders of $22.0 million on net investment income of $75.7 million Diluted earnings per common share of $0.35; return on average common equity of 7% Dividend of $0.47 per common share declared on March 28, 2018 and paid on April 27, 2018 Book value per common share increased to $20.24 from $20.13 at December 31, 2017 Operating results reflect strong contributions from interest rate sensitive strategies and GSE credit risk transfer (CRT) partially offset by distressed loan investment losses Segment pretax results: Credit Sensitive Strategies: $3.6 million; Interest Rate Sensitive Strategies: $37.8 million; Correspondent Production: $6.6 million; Corporate: $(10.2) million Continued investment in CRT and mortgage servicing rights (MSRs) resulting from PMT’s correspondent production Conventional correspondent loan production from nonaffiliates totaled $4.2 billion in unpaid principal balance (UPB), down 28% from the prior quarter CRT deliveries totaled $3.2 billion in UPB, which is expected to result in approximately $112 million of new CRT investments once the aggregation period is complete Added $67 million in new MSR investments Completed the previously announced sale of $347 million in UPB of nonperforming and performing loans from the distressed mortgage loan portfolio Notable activity after quarter end: Issued $450 million of 5-year term notes at attractive rates under our Fannie Mae MSR financing structure 1Q18 Earnings Report

6 4 1Q18 Earnings Report Current Market Environment (1) Freddie Mac Primary Mortgage Market Survey. 4.58% as of 4/26/18 (2) Inside Mortgage Finance (as of 4/27/2018) (3) Fannie Mae Housing Forecast (as of 4/10/2018) (4) Black Knight Financial Services – total U.S. loan delinquency rate 30 day+ delinquent but not in foreclosure was 3.73% as of 3/31/18, compared to 3.61% at 3/31/17 (5) Actual results from National Association of Realtors and the Census Bureau – seasonally adjusted. Forecast estimates are from the Mortgage Bankers Association (forecast as of 4/24/18) Average 30-year fixed rate mortgage(1) Significant volatility in financial markets during 1Q18, with interest rates increasing sharply Mortgage rates increased 45 basis points to 4.44% at quarter end(1) Total mortgage originations were down 21% Q/Q driven by a decline in refinance activity(2) Prepayment activity at multi-year low levels(3) Contributed to heightened competition among mortgage originators and aggregators Home sales growth remains a positive driver for the mortgage market despite higher interest rates and housing supply constraints Growth in non-mortgage consumer debt and home price appreciation create demand for loan products to access home equity Mortgage delinquencies increased modestly from a year ago(4) Excluding the impact of hurricanes, mortgage performance improved from the same period a year ago 3.99% +6% Home Sales(5) (in millions) 4.44% 3.0% 3.5% 4.0% 4.5% 5.0% Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Average Jan-15 Apr-15 Jul-15 30-year Oct-15 Jan-16 fixed Apr-16 Jul-16 rate Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 mortgage Jan-18 3.99%(1) Apr-18 4.44% Home Sales(5) (in millions) +6% 8 6.5 6.7 6.2 6.3 6.0 6 4 2 0 2016 2017 2018E 2019E 2020E Existing Home Sales New Home Sales

6 5 1Q18 Earnings Report In December 2017, we formed PMT ISSUER TRUST – FMSR(1) to facilitate a new MSR financing structure representing the culmination of efforts made in close partnership with Fannie Mae The structure significantly strengthens PMT’s liquidity through two components: Variable Funding Note (VFN) – issued and financed under a repurchase agreement; replaced bank line Secured Term Notes – sold to institutional investors and provides long-term financing and additional liquidity for the asset In April, successfully issued $450 million of 5-year secured term notes from the trust at 1-mo. LIBOR plus 2.35% A portion of the term note proceeds were used to reduce the VFN outstanding balance Benefits include: Term financing that better aligns with the expected life of the MSR asset Attractive economic terms Diversified sources of financing to include institutional investors and reduced our reliance on bank lenders VFN repo financing can increase to a maximum of $375 million as the MSR asset grows Financing Versus Fannie Mae MSR ($ in millions) 60% (1) Further described in PMT’s Current Report on Form 8-K filed on December 27, 2017 (2) As of 4/25/18 (3) Advance rate may vary based upon collateral characteristics (2) (Maximum effective advance rate including the VFN is 73%(3)) Fannie Mae-Related MSR Financing $746 $450(2) 60% (Maximum effective advance rate including the VFN is 73%(3)) PMT ISSUER TRUST - FMSR 5-year Term Notes Fannie Mae MSR Asset at 3/31/18

1Q 2016 100% = $1.41 billion 1Q 2018(3) 100% = $1.54 billion PMT’s Equity Allocation(1) (1) Management’s internal allocation of equity. Amounts as of quarter end. Percentages may not sum exactly due to rounding. (2) Includes $115 million of preferred equity (3) Includes $310 million of preferred equity 1Q18 Earnings Report 1Q 2017(2) 100% = $1.46 billion Transition to Correspondent-Generated Investments in CRT and MSRs 80% 70% 60% 50% 40% 30% 20% 10% 0% 70% 58% 50% 31% 33% 17% 17% 13% 12% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Distressed Loans CRT, MSR & ESS MBS, Cash & Other

Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics). Actual results may differ materially.  Please refer to slide 2 for important disclosures regarding forward-looking statements. Income potential driven by CRT and net interest rate sensitive strategies CRT and MSR growth driven by PMT’s correspondent production Growth in MBS to balance the interest rate sensitivity of our growing MSR asset Correspondent production reflects expectations for a highly competitive mortgage market Distressed loan portfolio continues to wind down and is expected to result in a loss 1Q18 Earnings Report (1) Management’s internal allocation of equity. Equity allocated to MSR, ESS and distressed loan investments reflects an allocation of exchangeable senior notes and associated expenses (2) Projected CRT income includes fair value recognition upon loan delivery under CRT agreements Run-Rate Quarterly Income Potential from PMT’s Strategies ($ in millions, except EPS)Income Potential WA Equity Allocated(1) Annualized Return on Equity (ROE) Credit sensitive strategies: Distressed loan investments $ (3.7)$ 143 -10.2% Other credit sensitive strategies GSE credit risk transfer(2) $ 27.7$ 580 19.1% Non-Agency subordinate bonds $ 0.2$ 3 24.4% Commercial real estate finance $ 0.0$ 7 0.2% Subtotal net other credit sensitive strategies $ 27.9$ 589 18.9% Net credit sensitive strategies $ 24.2$ 733 13.2% Interest rate sensitive strategies: MSRs (incl. recapture) $ 16.3$ 387 16.8% ESS (incl. recapture) $ 3.6$ 90 16.0% Agency MBS $ 7.8$ 122 25.7% Non-Agency senior MBS (incl. jumbo) $ 0.9$ 11 31.2% Interest rate hedges $ (5.0)$ - Net interest rate sensitive strategies $ 23.5$ 609 15.4% Correspondent production $ 2.6$ 92 11.4% Cash, short term investments, and other $ 0.3$ 90 1.3% Management fees & corporate expenses $ (11.5)$ - Corporate $ (11.2)$ 90 n/a Provision for income tax expense $ (2.0) $ - Net income $ 37.2$1,524 9.8% $ - Dividends on preferred stock $ 6.2$ 300 8.3% Net Income attributable to common shareholders $ 30.9$1,224 10.1% Diluted earnings per common share $0.49 Run-Rate Quarterly Income Potential (Q2 2018-Q1 2019 Avg) ($ in millions, except EPS) Income Potential WA EquityAllocated(1) Annualized Return on Equity (ROE) Credit sensitive strategies: Distressed loan investments $-3,659,807.2457454437 $,143,419,806.59741533 -0.1020725751225884 Other credit sensitive strategies GSE credit risk transfer(2) $27,720,192.801890682 $,579,521,727.1825857 0.19133151707368046 Non-Agency subordinate bonds $,163,085.2500424205 $2,675,974.5056059333 0.24377664983368585 Commercial real estate finance $4,046.80224476842 $6,916,149.5497226138 .2% Subtotal net other credit sensitive strategies $27,887,323.83491737 $,589,113,851.7358718 0.18935099749629836 Net credit sensitive strategies $24,227,516.589171927 $,732,533,657.67100251 0.13229435308788531 Interest rate sensitive strategies: MSRs (incl. recapture) $16,263,866.833394585 $,386,584,681.29908055 0.16828257942080299 ESS (incl. recapture) $3,593,383.998892548 $89,887,190.47270523 0.15990638844068444 Agency MBS $7,807,102.1318632625 $,121,584,232.18354452 0.25684587521439783 Non-Agency senior MBS (incl. jumbo) $,858,217.88399924268 $11,018,381.448748231 0.31155860340875841 Interest rate hedges $-5,026,217.2267714133 $0 Net interest rate sensitive strategies $23,496,353.621378224 $,609,074,485.4040786 0.15430857265866277 Correspondent production $2,608,624.996130364 $91,857,547.833546817 0.11359436682796714 Cash, short term investments, and other $,285,601.33791556896 $90,222,078.591088027 1.3% Management fees & corporate expenses $,-11,460,764.89456692 $0 Corporate $,-11,175,162.751541123 $90,222,078.591088027 n/a Provision for income tax expense $-2,002,448.844042514 $0 Net income $37,154,883.611096874 $1,523,687,769.499716 9.8% $0 Dividends on preferred stock $6,235,937.5 $,299,707,489.41000003 8.3% Net Income attributable to common shareholders $30,918,946.111096874 $1,223,980,280.89716 0.10104393547526945 Diluted earnings per common share $0.49178618067908308

Mortgage Investment Activities

Correspondent Production Volume and Mix (1) For Government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee (2) Conventional conforming and jumbo interest rate lock commitments (3) Based on funding volumes of loans subject to fulfillment fees. The fulfillment fee rate is reflective of the more competitive market environment. ($ in billions) UPB (1) (1) 1Q18 Earnings Report Correspondent acquisitions from nonaffiliates by PMT in 1Q18 totaled $13.1 billion, down 15% Q/Q and down 6% Y/Y 68% government loans; 32% conventional loans 28% Q/Q decline in conventional conforming acquisitions, down 9% Y/Y Total lock volume of $13.6 billion, down 14% Q/Q and 6% Y/Y Volume decline from the prior quarter resulted from higher mortgage rates and seasonal factors Pretax income as a percentage of interest rate lock commitments decreased to 15 bps from 22 bps in the prior quarter Increased emphasis on a prime jumbo offering to better serve our customers and drive additional volume Creates potential new investments in the subordinate bonds of future securitizations April correspondent acquisitions totaled $4.7 billion; locks totaled $5.6 billion Correspondent Production Highlights UPB ($ in billions) $18 $15.$12 $9 $6 $3 $0 $14.5 $15.9 $13.6 $9.3 $9.5 $8.8 $4.6 $5.9 $4.2 1Q17 4Q17 1Q18 Conventional Conforming Govt. (1) Total Locks (1) Key Financial Metrics 4Q17 1Q18 Pretax income as a percentage of interest rate lock commitments (2) 0.22% 0.15% Fulfillment Fee(3) 0.33% 0.28% Selected Operational Metrics 4Q17 1Q18 Correspondent seller relationships 613 615 Purchase money loans, as a % of total 76% 77% acquisitions Selected Operational Metrics $4.4000000000000004 Gov't 0.60273972602739723 1Q17 2Q17 $2.9 Fulfillment 0.39726027397260266 PCG Correspondent seller relationships 557 589 $7.3000000000000007 Purchase money loans, as a % of total acquisitions 0.72570000000000001 0.82 WA FICO 2Q17 3Q17 PCG Government-insured 694 693 Conventional 753 749 CDL WA FICO 2Q17 3Q17 Government-insured 690 692 Conventional 740 741 Key Financial Metrics 4Q17 1Q18 Pretax income as a percentage of interest rate lock commitments(2) 2.2358924100903473E-3 1.5051436281173143E-3 Fulfillment Fee(3) 3.3E-3 2.8E-3 Selected Operational Metrics 4Q17 1Q18 Correspondent seller relationships 613 615 Purchase money loans, as a % of total acquisitions 0.76 0.77

CRT Investments Outstanding ($ in millions) Completed $3.2 billion in UPB of deliveries during the quarter, which is expected to result in commitments to fund approximately $112 million of new CRT investments once the aggregation period is complete, $42 million of which had been invested at quarter end Returns on CRT investments benefited from the ongoing capital deployment and continued strong credit markets 60+ day delinquencies decreased from the prior quarter, driven by the improving credit performance of hurricane-impacted loans(4) Incurred losses of $0.8 million in 1Q18, bringing lifetime losses to $2.3 million Reflects seasoning that continues to be in line with expectations We are working in close partnership with Fannie Mae on a new REMIC structure for PMT’s future CRT investments Expect to begin delivering into the new structure in 2Q18 1Q18 Returns on CRT Investments (1) Represents equity allocation net of financing (2) Includes deposits securing CRT agreements and derivative assets (3) Valuation-related changes include fair value recognition upon loan delivery under CRT Agreements and fair value changes and are included in total income contribution (4) See slides 26 and 27 for performance metrics (1) 1Q18 Earnings Report (4) (2) GSE Credit Risk Transfer Investments ($ in millions) $181 $489 $380 $688 $419 $726 1Q17 4Q17 1Q18 Equity Allocation in CRT(1) CRT Investment(2) ($ in millions)Total Income Contribution Income Excluding Market-Driven Fair Value Changes(3) Investment income$22.0  $18.8 Return on average CRT assets13.8% 12.0% Return on average CRT equity21.8% 18.6% CRT 1Q18 ($ in millions) Total Income Contribution Income Excluding Market-Driven Fair Value Changes(3) Investment income $21.990497990000001 $18.768706659999999 Return on average CRT assets 0.13831976795786538 0.12 Return on average CRT equity 0.2181427232778663 0.18618299526812246 4Q17 ($ in millions) Total Income Contribution Income Excluding Market-Driven Fair Value Changes(2) Investment income $56.312154 $15.6 Return on average CRT assets 0.36580000000000001 0.112 Return on average CRT equity 0.67549999999999999 0.187 3Q17 ($ in millions) Total Income Contribution Income Excluding Market-Driven Fair Value Changes(2)(4) Investment income $14.2 $12.7 Return on average CRT assets 0.11401155395531666 0.10377914317241237 9393 Return on average CRT equity 0.20936073211458045 0.18741997292526985 26426 17033 0.64455460531294939

($ in millions) MSR investments increased to $957 million due to growth from correspondent production activity and fair value gains Excess servicing spread (ESS) investments resulting from prior bulk, mini-bulk and flow MSR acquisitions by PennyMac Financial Services, Inc. (NYSE: PFSI) decreased modestly to $236 million driven by repayments partially offset by fair value gains and recapture income PMT’s MSR portfolio totaled $75.3 billion in UPB at March 31, 2018, up from $72.1 billion at December 31, 2017 UPB associated with ESS investments totaled $26.2 billion at March 31, 2018, down from $27.2 billion at December 31, 2017 MSR and ESS Investments at Period End Carrying value on balance sheet Related UPB ■ MSRs ■ ESS ■ UPB (right axis) 1Q18 Earnings Report MSR Investments Continued to Grow $1,200 $1,000 $800 $600 $400 $200 $0 $974 $997 $1,039 $1,081 $1,193 $277 $262 $249 $237 $239 $697 $735 $790 $845 $957 $120,000 $100,000 $80,000 $60,000 $20,000 1Q17 2Q17 3Q17 4Q17 1Q18 MSRs ESS UPB (right axis)

1Q18 Earnings Report Completed the previously announced sale of $347 million in UPB of nonperforming and performing loans from the distressed loan portfolio (1) Includes principal payments, payoffs, and write downs (2) Primarily through recidivism of previously performing loans (3) Bulk sales of performing loans (4) Primarily through loan modifications Performing Loan Portfolio Waterfall (UPB in millions) -66% Y/Y Driven by bulk sale of $145 million in UPB At 3/31/18 At 12/31/17 ($181) $334 Driven by bulk sale of $133 million in UPB Driven by bulk sale of $166 million in UPB Driven by bulk sale of $181 million in UPB Driven by bulk sale of $154 million in UPB Distressed Loan Portfolio is Declining Through Liquidation and Sales Performing Loans (UPB in millions) $1,500 Driven by bulk sale of Driven by $145 million bulk sale of Driven by in UPB $133 million $1,000 bulk sale of in UPB $803 $181 million $749 $668 in UPB $519 $500 $334 0 1Q17 2Q17 3Q17 4Q17 1Q18 Performing Loan Portfolio Waterfall (UPB in millions) $519.0 ([VALUE]) ([VALUE]) ($181) $36.6 $334 Reductions Additions At 12/31/17 (1) (3) (4) At 3/31/18 Principal Non- Sales Reperformance performance(2) Nonperforming Loans (UPB in millions) $1,500-66% Y/Y $923 Driven by bulk sale $1,000 of $154 million in $795 UPB $717 Driven by bulk sale of $166 million in $525 UPB $500 $312 $0 1Q17 2Q17 3Q17 4Q17 1Q18 Value Bounds Start End 0 0 $,111,611,716.76000001 $,161,902,183.62 $,273,513,900.38 $0.27351390038000001 194.4 185024614 182.1 6.7545304777594795E-2 306813148 Base Fall Rise Flow At 3/31/17 0 200000000 748757106 At 3/31/17 Payoffs/Pay downs/Write downs 185024614 14975386 0 -14975386 Payoffs/Pay downs/Write downs New Adds via Re-performance 185024614 0 121788534 121788534 New Adds via Re-performance Departures via Non-performance 254522741 52290407 0 -52290407 Departures via Non-performance At 6/30/17 254522741 At 6/30/17 748757106 -14975386 121788534 -52290407 803279847 733.78172000000006 681.4913130000001 Base Fall Rise At 3/31/17 0 0 748.75710600000002 Payoffs 733.78172000000006 14.975386 0 Non-performance 681.4913130000001 52.290407000000002 0 Re-performance 681.4913130000001 0 121.788534 At 6/30/17 803.27984700000013 -0.13867822318526546 7.2096128170894502E-2 Additions Performance(4) Reductions Payoffs Non-performance Sales Reductions Payoffs Non-performance Sales Reductions Principal(1) Non-performance(2) Sales(3) Reductions Payoffs Non-performance(3) At 3/31/17 At 6/30/17 Value Bounds Start End 0 0 $,111,611,716.76000001 $,161,902,183.62 $,273,513,900.38 $0.27351390038000001 194.4 185024614 182.1 6.7545304777594795E-2 306813148 Base Fall Rise Flow At 3/31/17 0 200000000 748757106 At 3/31/17 Payoffs/Pay downs/Write downs 185024614 14975386 0 -14975386 Payoffs/Pay downs/Write downs New Adds via Re-performance 185024614 0 121788534 121788534 New Adds via Re-performance Departures via Non-performance 254522741 52290407 0 -52290407 Departures via Non-performance At 6/30/17 254522741 At 6/30/17 748757106 -14975386 121788534 -52290407 803279847 791.58929899999998 730.25556899999992 Base Fall Rise At 3/31/17 0 0 803.27984700000002 Payoffs 791.58929899999998 11.690548 0 791.58929899999998 Non-performance 730.25556899999992 61.333730000000003 0 730.25556899999992 585.38006799999994 144.87550100000001 585.38006799999994 Re-performance 585.38006799999994 0 82.269296999999995 At 6/30/17 667.64936499999999 585.38006799999994 -0.13867822318526546 7.2096128170894502E-2 Additions Reperformance(4) Reductions Payoffs Non-performance Sales Reductions Payoffs Non-performance Sales Reductions Payoffs(1) Non-performance(2) Sales(3) Reductions Payoffs Non-performance(3) At 3/31/17 At 6/30/17

Financial Results

Note: Amounts may not sum exactly due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees, loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation. (2) Management’s internal allocation of equity. Equity allocated to MSR, ESS and distressed loan investments reflects an allocation of exchangeable senior notes and associated expenses. (3) Market-driven value changes include fair value recognition upon loan delivery under CRT Agreements and market value changes. 1Q18 Earnings Report First Quarter Income and Return Contributions by Strategy ($ in millions) Total Income Contribution(1) Market-Driven Value Changes Income Excluding Market-Driven Value Changes(1) WA Equity Allocated(2) Annualized Return on Equity (ROE)(1) Credit sensitive strategies: Distressed loan investments(2)$ (18.4) n/a$ (18.4)$ 312 -22.7% Other credit sensitive strategies GSE credit risk transfer(3)22.0 3.2 18.8 403 21.8% Non-Agency subordinate bonds (0.1) (0.2) 0.1 3 -17.9% Commercial real estate finance0.2 0.0 0.1 17 3.9% Subtotal net other credit sensitive strategies$ 22.0$ 3.1$ 19.0$ 422 20.9% Net credit sensitive strategies$ 3.6$ 3.1$ 0.6$ 735 2.0% Interest rate sensitive strategies: MSRs (incl. recapture)(2)$ 64.4$ 52.6$ 11.8$ 536 49.1% ESS (incl. recapture)(2)9.7 6.9 2.8$ 96 40.6% Agency MBS (17.9) (22.8) 5.0$ 67 -107.2% Non-Agency senior MBS (incl. jumbo)1.0 0.7 0.2$ 2 203.5% Interest rate hedges (19.4) (19.4) n/a Net interest rate sensitive strategies$ 37.8$ 18.0$ 19.7$ 700 21.6% Correspondent production$ 6.6$ 6.6$ 72 36.6% Cash, short term investments, and other$ 0.2 n/a$ 0.2$ 52 1.5% Management fees & corporate expenses (10.4) n/a (10.4) Corporate$ (10.2)n/a $ (10.2)$ 52 -78.1% Provision for income tax expense $ (9.7) n/a$ (9.7) Net income$ 28.2$ 21.1$ 7.1$1,560 7.2% Dividends on preferred stock$ 6.2$ 300 8.3%Net Income attributable to common shareholders$ 21.9$1,260 7.0% Monthly Q1 2018 Quarterly QTD 2017 QTD 2017 QTD 2017 9 Investor Relations Q1 2018 AS OF 4/25/18 ($ in millions) Total Income Contribution(1) Market-Driven Value Changes Income Excluding Market-Driven Value Changes(1) WA EquityAllocated(2) Annualized Return on Equity (ROE)(1) Credit sensitive strategies: Distressed loan investments(2) $,-18,407,679.22724637 n/a $,-18,407,679.22724637 $,312,242,780.49219072 -0.2273999365303658 Other credit sensitive strategies GSE credit risk transfer(3) $21,990,497.990000002 $3,221,791.3299999991 $18,768,706.660000004 $,403,231,382.82250005 0.21814272327786632 Non-Agency subordinate bonds -,123,017.7290395847 $-,187,634.32999999984 $64,617.257096041372 $2,749,777.8424999993 -0.17900057379483883 Commercial real estate finance $,159,343.47510000004 $27,133.215100000001 $,132,210.26000000004 $16,501,497.815885 3.9% Subtotal net other credit sensitive strategies $22,026,824.392196044 $3,061,290.2150999992 $18,965,534.177096047 $,422,482,658.48088503 0.20854654220741356 Net credit sensitive strategies $3,619,145.1649496742 $3,061,290.2150999992 $,557,854.94984967634 $,734,725,438.97307575 1.9703388356924981 Interest rate sensitive strategies: MSRs (incl. recapture)(2) $64,375,361.817246377 $52,611,798.369999997 $11,763,563.44724638 $,536,344,564.86654913 0.49102128147042201 ESS (incl. recapture)(2) $9,708,380.1900000013 $6,921,451.2999999998 $2,786,928.8900000015 $95,533,722.617499992 0.40649018687864291 Agency MBS ,-17,877,213.18 $,-22,836,697.68 $4,959,484.5 $66,699,778.5934003 -1.0721003097848623 Non-Agency senior MBS (incl. jumbo) $,953,435.57290395792 $,724,832.45999999973 $,228,603.11290395819 $1,874,032.599999994 2.0351224475048326 Interest rate hedges $,-19,389,466.730000004 $,-19,389,466.730000004 n/a Net interest rate sensitive strategies $37,770,497.670150332 $18,031,917.719999991 $19,738,579.950150341 $,700,452,098.14338911 0.21569210954047771 Correspondent production $6,629,269.2400000021 $6,629,269.2400000021 $72,429,245.91350108 0.36611008338628703 Cash, short term investments, and other $,199,675.36 n/a $,199,675.36 $52,149,774.916829988 1.5% Management fees & corporate expenses $,-10,381,032.949999999 n/a $,-10,381,032.949999999 Corporate $,-10,181,357.59 n/a $,-10,181,357.59 $52,149,774.916829988 -0.78093204476817257 Provision for income tax expense $-9,651,692 n/a $-9,651,692 Net income $28,185,862.485100016 $21,093,207.935099989 $7,092,654.5500000194 $1,559,756,557.124645 7.2% Dividends on preferred stock $6,235,937.5 $,299,707,489.41000003 8.3% Net Income attributable to common shareholders $21,949,924.985100016 $1,260,049,067.7146449 6.9679588033537979 Note: Amounts may not sum exactly due to rounding (1) Income contribution is net of any direct expenses associated with investments (e.g., loan fulfillment fees, loan servicing fees) (2) Equity allocated to MSR, ESS and distressed loan investments includes an allocation of exchangeable senior notes and associated expenses (3) Management’s internal allocation of equity. Amounts represent weighted averages during the period

Net losses on nonperforming and performing loans totaled $10.0 million, compared to $8.2 million in the prior quarter, driven by: Adverse valuation impact due to increased investor yield requirements as a result of higher interest rates Higher recidivism of previously performing loans and lower than forecasted transition of loans to performing status during the quarter Expenses associated with protecting PMT’s lien interest in the nonperforming loans (e.g., taxes, insurance, maintenance, and legal fees) Losses associated with the bulk sale, including market-driven valuation changes during the quarter on the remaining portfolio and sale-related expenses, totaled approximately $8 million Cash proceeds from liquidation and paydown activity on the distressed loan portfolio and real estate acquired upon settlement of loans (REO) totaled $47 million Bulk sale of nonperforming and performing loans generated $258 million in gross cash proceeds and $80 million in net cash proceeds after debt repayment and related expenses Net Gains/(Losses) on Mortgage Loans Cash Proceeds and Gain on Liquidation (1) Represents accumulated valuation gains and losses recognized during the period the Company held the respective asset; including valuation adjustments made upon entering into a contact of sale but excludes the gain or loss recorded upon sale or repayment of the respective asset (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset Unaudited 1Q18 Earnings Report Performance of the Distressed Mortgage Loan Investments Unaudited Quarter ended ($ in thousands) December 31, 2017 March 31, 2018 Valuation Changes: Performing loans $647 $(4,169) Nonperfoming loans (11,672)(5,102) (11,025)(9,271) Payoffs1,114 235 Sales 1,704(915) $(8,207)$(9,951) Unaudited ($ in thousands)Quarter ended March 31, 2018 Accumulated Gain on Proceedsgains (losses)(1) liquidation(2) Mortgage loans $14,508 $1,586 $ 300 REO 32,437(3,821)1,772 Subtotal 46,945(2,235)2,072 Distressed Loan Sales 258,206 14,531(980) $305,151 $12,296 $1,092 Unaudited Quarter ended ($ in thousands) $43,100 $43,190 Valuation Changes: Performing loans $647 $-4,169 Nonperfoming loans ,-11,672 -5,102 ,-11,025 -9,271 Payoffs 1,114 235 Sales 1,704 -,915 $-8,207 $-9,951 Unaudited Unaudited Quarter ended March 31, 2016 ($ in thousands) Quarter ended March 31, 2018 ($ in thousands) Quarter ended March 31, 2016 Quarter ended June 30, 2017 Accumulated Gain on 2,712 2,756 Accumulated Gain on Proceeds gains (losses)(1) liquidation(2) Proceeds gains (losses)(1) liquidation(2) Mortgage loans $14,508 $1,586 $300 Mortgage loans $32,257 $3,832 $1,385 REO 32,437 -3,821 1,772 Subtotal 46,945 -2,235 2,072 Distressed Loan Sales ,258,206 14,531 -,980 $,305,151 $12,296 $1,092 REO 29,186 23,042 38,386 -4,229 2,636 #REF! #REF! $70,643 $-,397 $4,021 (1) Represents valuation gains and losses recognized during the period the Company held the respective asset, but excludes the gain or loss recorded upon sale or repayment of the respective asset Unaudited ($ in thousands) Quarter ended September 30, 2017 (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset Accumulated Gain on Proceeds gains (losses) liquidation Mortgage loans $25,748 $3,520 $255 REO 39,276 -3,807 3,280 Subtotal 65,024 -,287 3,535 Distressed Loan Sales ,131,507 22,995 229 Cash Proceeds and Gain on Liquidation $,196,531 $22,708 $3,764 Unaudited Quarter ended March 31, 2016 ($ in thousands) Quarter ended March 31, 2016 Quarter ended March 31, 2017 2,712 2,756 Accumulated Gain on Proceeds gains (losses)(1) liquidation(2) Mortgage loans $25,376 $2,980 $387 REO 29,186 23,042 63,201 -4,175 4,979 Subtotal 5,529 4,951 88,577 -1,195 5,366 Distressed Loan Sales(3) 241 181 73,536 9,573 45 34,956 28,174 $,162,113 $8,378 $5,411 (1) Represents valuation gains and losses recognized during the period the Company held the respective asset, but excludes the gain or loss recorded upon sale or repayment of the respective asset (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset Get from IR-8 Gains in Liquidations 73.536000000000001

Appendix

Book value per common share(1) 4% 10% Return on Avg. Common Equity(2) (1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period (1)% EPS & Common Dividend 9% 9% 8% 4% 11% 7% 1Q18 Earnings Report PMT EPS, Common Dividends and Book Value Per Common Share Over Time $1.00 $22 $20.24 $0.75 $20 $0.50 $0.47 $0.49 $0.47 $0.47 $0.47 $0.47 $0.50 $0.47 $0.47 $0.47 $0.47 $0.44 $0.40 $0.38 $0.35 $18 $0.25 $0.20 $0.20 $0.00 $16 $0.25 -$0.08 $14 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Diluted EPS Common Dividend Book value per share (right axis)

PMT's Mortgage Assets and Leverage Ratio Over Time



Mortgage Assets
($ in millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,309
$5,330
$5,149
$4,918
$5,037
1Q17
2Q17
3Q17
4Q17
1Q18
Correspondent loan inventory
PMT's Long-Term Investments
CRT(1)
Retained interests from private-label securitizations
MSRs and ESS
Agency and non-Agency MBS
Distressed whole loans and REO

	1Q17	2Q17	3Q17	4Q17	1Q18
Leverage ratio[2]	3.0x	3.0x	2.5x	2.5x	2.7x

[1] The fair value of CRT investments is reflected on the balance sheet as restricted cash and a net derivative asset included in derivative assets
[2] All borrowings divided by shareholders' equity at period end

PennyMac®
1Q18 Earnings Report | 18

(2) PMT’s interest rate risk exposure is managed on a “global” basis Disciplined hedging Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Also considers recapture benefit on MSRs and ESS and revenue opportunities from correspondent production Estimated Sensitivity to Changes in Interest Rates % change in PMT shareholders’ equity At 3/31/18 (1) Analysis does not include PMT assets for which interest rates are not a key driver of values, i.e., distressed mortgage loans and REO. The sensitivity analyses on the slide and the associated commentary are limited in that they are estimates as of March 31, 2018; only reflect movements in interest rates and do not contemplate other variables; do not incorporate changes in the variables in relation to other variables; are subject to the accuracy of various models and assumptions used; and do not incorporate other factors that would affect the Company’s overall financial performance in such scenarios, including operational adjustments made by management to account for changing circumstances. For these reasons, the preceding estimates should not be viewed as earnings forecasts. (2) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (3) Includes MSRs, ESS, and hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (4) Net exposure represents the net position of the “Long” Assets and the MSRs/ESS and Hedges (3) (4) Instantaneous parallel shock in interest rates (in bps) 1Q18 Earnings Report Management of PMT’s Interest Rate Risk(1) 8% 6% 4% 2% 0% -2% -4% -6% -8% -10% Instantaneous parallel shock in interest rates (in bps) -125 -75 -50 -25 0 25 50 75 125 "Long" Assets MSRs/ESS and Hedges Net Exposure (2) (3) (4)

MSRs and ESS Asset Valuation Unaudited (1) Pool UPB, weighted average coupon and expected prepayment speed represent the characteristics of the underlying MSR portfolio owned by PennyMac Financial. Weighted average servicing spread, fair value and valuation multiple relate to the ESS asset owned by PMT 1Q18 Earnings Report ($ in millions)Mortgage Servicing Rights Excess Servicing Spread(1) At 3/31/18 At fair value At fair value Pool UPB $75,252 $26,237 Pool weighted average coupon 4.00% 4.17% Weighted-average pool prepayment speed assumption (CPR) 8.0% 9.9% Weighted average servicing fee/spread 0.25% 0.19% Fair value $956.8 $236.0 As multiple of servicing fee 5.01 4.81 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 3/31/18 At fair value At fair value Pool UPB $75,252.63015119958 $26,236.838945650034 Pool weighted average coupon 4.0014690630369991E-2 4.1681673425661619E-2 Weighted-average pool prepayment speed assumption (CPR) 7.9688304750860237 9.9% Weighted average servicing fee/spread 2.5402945128695609E-3 1.8694624798234673E-3 Fair value $956.8007658070818 $236.00186336438546 As multiple of servicing fee 5.005172314198246 4.8115739984614798

Nonperforming Loans (at March 31, 2018) Performing Loans (at March 31, 2018) Nonperforming loans are held on average at a 43% discount to current property value – fair value considers costs expected over the liquidation timeline, expected property appreciation and reperformance probability PMT advances funds for items such as property taxes and property preservation to protect the value of its investment in the underlying property; these advances may be recovered from the proceeds when the loan is liquidated before loan balances are repaid or from borrower reperformance either through modification of the loan or reinstatement of the loan to current status Performing loans provide ongoing cash interest income and, as they season, the opportunity to realize gains through payoffs, refinances or loan sales (in millions) (in millions) 1Q18 Earnings Report Carrying Values for PMT’s Distressed Whole Loans $600 $400 $358 $312 $205 $200 $0 Fair Value on Collateral Value Unpaid Principal Balance Sheet Balance Performing Loans (in millions) (at March 31, 2018) $600 $415 $400 $334 $263 $200 $0 Fair Value on Collateral Value Unpaid Principal Balance Sheet Balance

Payoffs Foreclosure sales Short sales REO sales Modifications ($UPB in millions) Resolution Activity in the Quarter Total Liquidation Activities Resolution Activity Over Time ($UPB in millions) (% by Activity Type) $222 $209 $185 Quarterly resolution activity as a percentage of nonperforming loans and REO was 18% in 1Q18, up from 16% in 4Q17 and 17% in 1Q17 Modifications comprised 37% of total resolution activity, down from 44% of total resolution activity in 4Q17 REO sales were 44% of total resolution activity, up from 38% in 4Q17 REO inventory decreased to $142 million at March 31, 2018 from $163 million at December 31, 2017 New REO rentals were $6 million versus $5 million in 4Q17 $141 New REO Rentals 1Q18 Earnings Report $123 (1) Does not include bulk sales 1Q18 Distressed Loan Portfolio Resolution Activity(1) $222 $209 $185 $141 $123 100% 3% 4% 5% 5% 8% 3% 5% 6% 4% 5% 3% 6% 5% 5% 2% 75% 42% 37% 44% 48% 50% 50% 25% 43% 44% 38% 30% 34% 0% 4% 3% 3% 4% 5% 1Q17 2Q17 3Q17 4Q17 1Q18 Leased REO REO sales 4Q17 $6 Payoffs 1Q18 $4 4Q17 $7 Foreclosure 1Q18 $9 sales 4Q17 $7 Short sales 1Q18 $3 REO sales 4Q17 $54 1Q18 $55 Total Liquidation 4Q17 $74 Activities 1Q18 $71 Modifications 4Q17 $62 1Q18 $46 New REO Rentals 4Q17 $5 1Q18 $6

(1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 1Q18 Earnings Report Distressed Portfolio by Acquisition Period Purchase1Q18Purchase1Q18Purchase1Q18Purchase1Q18 Balance ($mm) $ 182.78.7Balance ($mm) $ 195.59.1Balance ($mm) $ 146.24.0Balance ($mm) $ 277.810.1 Pool Factor(1)1.000.05 Pool Factor(1)1.000.05 Pool Factor(1)1.000.03 Pool Factor(1)1.000.04 Current6.2%32.1% Current5.1%39.9% Current1.2%30.5% Current5.0%33.2% 301.6%16.5% 302.0%5.0% 300.4%17.0% 304.0%7.4% 605.8%0.0% 604.1%4.6% 601.3%10.4% 605.1%3.9% 90+37.8%14.2% 90+42.8%16.7% 90+38.2%6.6% 90+26.8%29.8% FC46.4%9.1% FC45.9%12.5% FC58.9%21.6% FC59.1%7.2% REO2.3%28.2% REO0.0%21.3% REO0.0%14.0% REO0.0%18.4% 1Q11 2Q11 3Q11 4Q11  Purchase1Q18Purchase1Q18Purchase1Q18Purchase1Q18 Balance ($mm) $ 515.128.2Balance ($mm) $ 259.816.5Balance ($mm) $ 542.623.3Balance ($mm) $49.06.2 Pool Factor(1)1.000.05 Pool Factor(1)1.000.06 Pool Factor(1)1.000.04 Pool Factor(1)1.000.13 Current2.0%23.0% Current11.5%29.8% Current0.6%34.9% Current0.2%38.6% 301.9%12.1% 306.5%11.1% 301.3%11.0% 300.1%16.9% 603.9%2.8% 605.2%8.2% 602.0%1.0% 600.2%3.4% 90+25.9%13.0% 90+31.2%18.4% 90+22.6%11.9% 90+70.4%5.3% FC66.3%21.3% FC43.9%17.8% FC73.0%15.6% FC29.0%0.0% REO0.0%27.7% REO1.7%14.7% REO0.4%25.5% REO0.0%35.8% 1Q122Q12 3Q12 4Q12 No Pools Purchased in this Quarter.Purchase1Q18Purchase1Q18Purchase1Q18 Balance ($mm) $ 402.528.9Balance ($mm) $ 357.225.5Balance ($mm) $ 290.336.6  Pool Factor(1)1.000.07 Pool Factor(1)1.000.07 Pool Factor(1)1.000.13 Current45.0%44.0% Current0.0%18.2% Current3.1%35.8% 304.0%13.6% 300.0%7.1% 301.3%11.7% 604.3%4.8% 600.1%0.3% 605.4%7.2% 90+31.3%13.2% 90+49.1%16.9% 90+57.8%16.6%  FC15.3%8.3% FC50.8%18.1% FC32.4%10.0% REO0.1%16.1% REO0.0%39.3% REO0.0%18.8% 1Q10 2Q10 3Q10 4Q10 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Balance ($mm) $182.672582201057 8.728234429999997 Balance ($mm) $195.49637637999993 9.0991394600000017 Balance ($mm) $146.16193093000001 3.99541653 Balance ($mm) $277.81527073999996 10.092956030000002 Pool Factor(1) 1 4.7780757926733232E-2 Pool Factor(1) 1 4.6543775534301314E-2 Pool Factor(1) 1 2.7335548350914219E-2 Pool Factor(1) 1 3.6329738113804889E-2 Current 6.2% 0.32107777036414914 Current 5.1% 0.3991747072310507 Current 1.2% 0.30511480113438882 Current 5.2% 0.33180675314999863 30 1.6% 0.16466340260753057 30 2.3% 4.9748683596943129 30 .4% 0.16966151211273081 30 4.2% 7.4% 60 5.8% 0.0% 60 4.1% 4.6% 60 1.3% 0.10394499218833637 60 5.8% 3.9% 90+ 0.37751962406759487 0.14224719328488522 90+ 0.42798263179756652 0.16684644044350103 90+ 0.382033460318353 6.6% 90+ 0.26823853620970328 0.2984336908876834 FC 0.46419279351222298 9.5% FC 0.45929744234986214 0.12479174486682718 FC 0.58920656604656152 0.21562445705754738 FC 0.59076838092028339 7.2% REO 2.3% 0.28150448635463604 REO 0.0% 0.21339601931983138 REO 0.0% 0.13964394846211439 REO 0.0% 0.18372329122293821 1Q11 2Q11 3Q11 4Q11 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Balance ($mm) $515.06181411999989 28.155545960000008 Balance ($mm) $259.77640001999998 16.480566910000004 Balance ($mm) $542.58631182000011 23.336928539999995 Balance ($mm) $49.030928989999992 6.1502406199999999 Pool Factor(1) 1 5.4664401802150077E-2 Pool Factor(1) 1 6.344135536842907E-2 Pool Factor(1) 1 4.3010536815277951E-2 Pool Factor(1) 1 0.12543593904276951 Current 1.9657515374729567 0.22997694341282088 Current 0.11510263621983363 0.29781413083683778 Current .6% 0.34902883667997903 Current .2% 0.38571095938682143 30 1.9% 0.12139272365223211 30 6.5% 0.11105278052598254 30 1.3% 0.11010324883139055 30 87349884822159887.9% 0.16923087799449379 60 3.9% 2.8% 60 5.2% 8.2% 60 2.2% 1.7% 60 .2% 3.4% 90+ 0.25935027693370794 0.13005870123073968 90+ 0.31153207325134025 0.18410485613568009 90+ 0.22641709500175353 0.11915506041139037 90+ 0.70432946899789106 5.3% FC 0.66302490871597985 0.21320049977109379 FC 0.43895799272459313 0.17756382507839349 FC 0.73029441058117417 0.1563579193271164 FC 0.29025570151653785 0.0% REO 0.0% 0.2773612641393795 REO 1.7% 0.14720014992493968 REO .4% 0.25528638782899576 REO 0.0% 0.35766098855494854 1Q12 2Q12 3Q12 4Q12 No Pools Purchased in this Quarter. Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Balance ($mm) $402.45030485000052 28.901809740000019 Balance ($mm) $357.15906187000053 25.495755259999992 Balance ($mm) $290.26023193999981 36.564456599999986 Pool Factor(1) 1 7.1814605161678716E-2 Pool Factor(1) 1 7.1384875765184944E-2 Pool Factor(1) 1 0.12597129257292913 Current 0.45015742064731151 0.43952093326595953 Current 0.0% 0.18160022257759939 Current 3.6% 0.35752320164386098 30 3.9764924953814423 0.13587585917033307 30 2643453577956948.3% 7.1% 30 1.3% 0.11650033273022854 60 4.3% 4.8% 60 .1% .3% 60 5.4% 7.2% 90+ 0.31333999423109132 0.13247402098495722 90+ 0.49066117735460413 0.16945142655875969 90+ 0.578160596883591 0.16574830623901576 FC 0.15289854528234162 8.3% FC 0.50802216807827427 0.18139719466384621 FC 0.32398010475454603 9.9961811000905176 REO 79773998461663616.8% 0.16123454212455832 REO 0.0% 0.39304256092078599 REO 0.0% 0.18802741129756048 1Q13 2Q13 3Q13 4Q13 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Balance ($mm) $366.18001965000002 41.894699409999994 Balance ($mm) $397.26270838999989 70.22136236999998 Balance ($mm) $929.48776080999994 159.34852322999987 Balance ($mm) $507.25326598999976 126.28074455999999 Pool Factor(1) 1 0.11441011841673812 Pool Factor(1) 1 0.17676303586256181 Pool Factor(1) 1 0.17143692466820215 Pool Factor(1) 1 0.24895008672549296 Current 1.6% 0.37785332710184011 Current 4.8% 0.35298393741488443 Current .8% 0.21792700845979465 Current 1.4% 0.21179015845359209 30 1.5% 0.13620794755333468 30 7.4% 0.10359214467630101 30 .3% 5.8% 30 .2% 5.1% 60 3.5% 6.4% 60 7.6% 4.7% 60 .7% 2.8% 60 49456176395509983.5% 2.1% 90+ 0.82228762991438109 0.18119714562716324 90+ 0.45320655965837436 0.1374464224881429 90+ 0.58595936406453941 0.18528146864207379 90+ 0.38327758085609415 0.17737257527300723 FC 0.11200811442197979 5.6% FC 0.34857030802412398 0.11389425525325364 FC 0.39623865562150751 0.1880007128573124 FC 0.60015642926585211 0.24038988054569643 REO 0.0% 0.18557798717954804 REO 41969753636255736.4% 0.24465087873799962 REO 0.0% 0.32259592833378775 REO 0.0% 0.29801076807968424 1Q14 2Q14 3Q14 4Q14 Purchase 1Q18 Purchase 1Q18 No Pools Purchased in this Quarter. Purchase 1Q18 Balance ($mm) $438.97483355999952 119.65738413999999 Balance ($mm) $37.864462410000002 10.053040310000002 Balance ($mm) $330.8 81.697330930000035 Pool Factor(1) 1 0.2725836995474254 Pool Factor(1) 1 0.26550067451492443 Pool Factor(1) 1 0.24699291981209121 Current 6.2% 0.13128109278755959 Current .7% 0.36899339459626618 Current 1.6% 0.24861670814439668 30 .7% 4.9% 30 .6% 7.3% 30 1.6% 0.10512765364830508 60 .7% 1.6% 60 1.4% 9.9% 60 7.0999999999999994 5.5% 90+ 0.37474172053536514 0.22368134104189183 90+ 0.59012298175660305 0.21831224408966887 90+ 0.52700000000000002 0.13433704118686077 FC 0.53788599573038365 0.22430368583519666 FC 0.38217975613403099 9.2% FC 0.36899999999999999 0.17710780640309473 REO 1.0978773113063386 0.35494563620334202 REO 0.0% 0.14783454996411927 REO 0.0% 0.27980006947333447 1Q15 Purchase 1Q18 No distressed loan acquisitions since 1Q15 Balance ($mm) $310.2 90.152441610000039 Pool Factor(1) 1 0.29066426604599599 Current 1.8% 0.26719056777412992 30 .3% 7.2% 60 1.1% 2.6% 90+ 0.66700000000000004 0.17806764257640825 FC 0.311 0.19045134555840459 REO 0.0% 0.26632950290873442

(1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 1Q18 Earnings Report Distressed Portfolio by Acquisition Period (cont.) 1Q13 2Q13 3Q13 4Q13 Purchase1Q18Purchase1Q18Purchase1Q18Purchase1Q18 Balance ($mm) $ 366.241.9Balance ($mm) $ 397.370.2Balance ($mm) $ 929.5159.3Balance ($mm) $ 507.3126.3 Pool Factor(1)1.000.11 Pool Factor(1)1.000.18 Pool Factor(1)1.000.17 Pool Factor(1)1.000.25 Current1.6%37.8% Current4.8%35.3% Current0.8%21.8% Current1.4%21.2% 301.5%13.6% 307.4%10.4% 300.3%5.8% 300.2%5.1% 603.5%6.4% 607.6%4.7% 600.7%2.8% 600.0%2.1% 90+82.2%18.1% 90+45.3%13.7% 90+58.6%18.5% 90+38.3%17.7% FC11.2%5.6% FC34.9%11.4% FC39.6%18.8% FC60.0%24.0% REO0.0%18.6% REO0.0%24.5% REO0.0%32.3% REO0.0%29.8% 1Q14 2Q14 3Q14 4Q14  Purchase1Q18Purchase1Q18 No Pools Purchased in this Quarter.Purchase1Q18 Balance ($mm) $ 439.0119.7Balance ($mm) $37.910.1 Balance ($mm) $ 330.881.7 Pool Factor(1)1.000.27 Pool Factor(1)1.000.27Pool Factor(1)1.000.25 Current6.2%13.1% Current0.7%36.9%Current1.6%24.9% 300.7%4.9% 300.6%7.3%301.6%10.5% 600.7%1.6% 601.4%9.9%607.1%5.5% 90+37.5%22.4% 90+59.0%21.8%90+52.7%13.4% FC53.8%22.4% FC38.2%9.2%FC36.9%17.7% REO1.1%35.5% REO0.0%14.8%REO0.0%28.0% 1Q15 Purchase1Q18 No distressed loan acquisitions since 1Q15 Balance ($mm) $ 310.290.2 Pool Factor(1)1.000.29 Current1.8%26.7% 300.3%7.2% 600.1%2.6% 90+66.7%17.8% FC31.1%19.0% REO0.0%26.6% 1Q10 2Q10 3Q10 4Q10 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Balance ($mm) $182.672582201057 8.728234429999997 Balance ($mm) $195.49637637999993 9.0991394600000017 Balance ($mm) $146.16193093000001 3.99541653 Balance ($mm) $277.81527073999996 10.092956030000002 Pool Factor(1) 1 4.7780757926733232E-2 Pool Factor(1) 1 4.6543775534301314E-2 Pool Factor(1) 1 2.7335548350914219E-2 Pool Factor(1) 1 3.6329738113804889E-2 Current 6.2% 0.32107777036414914 Current 5.1% 0.3991747072310507 Current 1.2% 0.30511480113438882 Current 5.2% 0.33180675314999863 30 1.6% 0.16466340260753057 30 2.3% 4.9748683596943129 30 .4% 0.16966151211273081 30 4.2% 7.4% 60 5.8% 0.0% 60 4.1% 4.6% 60 1.3% 0.10394499218833637 60 5.8% 3.9% 90+ 0.37751962406759487 0.14224719328488522 90+ 0.42798263179756652 0.16684644044350103 90+ 0.382033460318353 6.6% 90+ 0.26823853620970328 0.2984336908876834 FC 0.46419279351222298 9.5% FC 0.45929744234986214 0.12479174486682718 FC 0.58920656604656152 0.21562445705754738 FC 0.59076838092028339 7.2% REO 2.3% 0.28150448635463604 REO 0.0% 0.21339601931983138 REO 0.0% 0.13964394846211439 REO 0.0% 0.18372329122293821 1Q11 2Q11 3Q11 4Q11 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Balance ($mm) $515.06181411999989 28.155545960000008 Balance ($mm) $259.77640001999998 16.480566910000004 Balance ($mm) $542.58631182000011 23.336928539999995 Balance ($mm) $49.030928989999992 6.1502406199999999 Pool Factor(1) 1 5.4664401802150077E-2 Pool Factor(1) 1 6.344135536842907E-2 Pool Factor(1) 1 4.3010536815277951E-2 Pool Factor(1) 1 0.12543593904276951 Current 1.9657515374729567 0.22997694341282088 Current 0.11510263621983363 0.29781413083683778 Current .6% 0.34902883667997903 Current .2% 0.38571095938682143 30 1.9% 0.12139272365223211 30 6.5% 0.11105278052598254 30 1.3% 0.11010324883139055 30 87349884822159887.9% 0.16923087799449379 60 3.9% 2.8% 60 5.2% 8.2% 60 2.2% 1.7% 60 .2% 3.4% 90+ 0.25935027693370794 0.13005870123073968 90+ 0.31153207325134025 0.18410485613568009 90+ 0.22641709500175353 0.11915506041139037 90+ 0.70432946899789106 5.3% FC 0.66302490871597985 0.21320049977109379 FC 0.43895799272459313 0.17756382507839349 FC 0.73029441058117417 0.1563579193271164 FC 0.29025570151653785 0.0% REO 0.0% 0.2773612641393795 REO 1.7% 0.14720014992493968 REO .4% 0.25528638782899576 REO 0.0% 0.35766098855494854 1Q12 2Q12 3Q12 4Q12 No Pools Purchased in this Quarter. Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Balance ($mm) $402.45030485000052 28.901809740000019 Balance ($mm) $357.15906187000053 25.495755259999992 Balance ($mm) $290.26023193999981 36.564456599999986 Pool Factor(1) 1 7.1814605161678716E-2 Pool Factor(1) 1 7.1384875765184944E-2 Pool Factor(1) 1 0.12597129257292913 Current 0.45015742064731151 0.43952093326595953 Current 0.0% 0.18160022257759939 Current 3.6% 0.35752320164386098 30 3.9764924953814423 0.13587585917033307 30 2643453577956948.3% 7.1% 30 1.3% 0.11650033273022854 60 4.3% 4.8% 60 .1% .3% 60 5.4% 7.2% 90+ 0.31333999423109132 0.13247402098495722 90+ 0.49066117735460413 0.16945142655875969 90+ 0.578160596883591 0.16574830623901576 FC 0.15289854528234162 8.3% FC 0.50802216807827427 0.18139719466384621 FC 0.32398010475454603 9.9961811000905176 REO 79773998461663616.8% 0.16123454212455832 REO 0.0% 0.39304256092078599 REO 0.0% 0.18802741129756048 1Q13 2Q13 3Q13 4Q13 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Purchase 1Q18 Balance ($mm) $366.18001965000002 41.894699409999994 Balance ($mm) $397.26270838999989 70.22136236999998 Balance ($mm) $929.48776080999994 159.34852322999987 Balance ($mm) $507.25326598999976 126.28074455999999 Pool Factor(1) 1 0.11441011841673812 Pool Factor(1) 1 0.17676303586256181 Pool Factor(1) 1 0.17143692466820215 Pool Factor(1) 1 0.24895008672549296 Current 1.6% 0.37785332710184011 Current 4.8% 0.35298393741488443 Current .8% 0.21792700845979465 Current 1.4% 0.21179015845359209 30 1.5% 0.13620794755333468 30 7.4% 0.10359214467630101 30 .3% 5.8% 30 .2% 5.1% 60 3.5% 6.4% 60 7.6% 4.7% 60 .7% 2.8% 60 49456176395509983.5% 2.1% 90+ 0.82228762991438109 0.18119714562716324 90+ 0.45320655965837436 0.1374464224881429 90+ 0.58595936406453941 0.18528146864207379 90+ 0.38327758085609415 0.17737257527300723 FC 0.11200811442197979 5.6% FC 0.34857030802412398 0.11389425525325364 FC 0.39623865562150751 0.1880007128573124 FC 0.60015642926585211 0.24038988054569643 REO 0.0% 0.18557798717954804 REO 41969753636255736.4% 0.24465087873799962 REO 0.0% 0.32259592833378775 REO 0.0% 0.29801076807968424 1Q14 2Q14 3Q14 4Q14 Purchase 1Q18 Purchase 1Q18 No Pools Purchased in this Quarter. Purchase 1Q18 Balance ($mm) $438.97483355999952 119.65738413999999 Balance ($mm) $37.864462410000002 10.053040310000002 Balance ($mm) $330.8 81.697330930000035 Pool Factor(1) 1 0.2725836995474254 Pool Factor(1) 1 0.26550067451492443 Pool Factor(1) 1 0.24699291981209121 Current 6.2% 0.13128109278755959 Current .7% 0.36899339459626618 Current 1.6% 0.24861670814439668 30 .7% 4.9% 30 .6% 7.3% 30 1.6% 0.10512765364830508 60 .7% 1.6% 60 1.4% 9.9% 60 7.0999999999999994 5.5% 90+ 0.37474172053536514 0.22368134104189183 90+ 0.59012298175660305 0.21831224408966887 90+ 0.52700000000000002 0.13433704118686077 FC 0.53788599573038365 0.22430368583519666 FC 0.38217975613403099 9.2% FC 0.36899999999999999 0.17710780640309473 REO 1.0978773113063386 0.35494563620334202 REO 0.0% 0.14783454996411927 REO 0.0% 0.27980006947333447 1Q15 Purchase 1Q18 No distressed loan acquisitions since 1Q15 Balance ($mm) $310.2 90.152441610000039 Pool Factor(1) 1 0.29066426604599599 Current 1.8% 0.26719056777412992 30 .3% 7.2% 60 1.1% 2.6% 90+ 0.66700000000000004 0.17806764257640825 FC 0.311 0.19045134555840459 REO 0.0% 0.26632950290873442

Note: Figures may not sum exactly due to rounding 1Q18 Earnings Report Correspondent Production Fundings and Locks by Product (1) Does not include loans purchased from PennyMac Financial Services, Inc. in 1Q18, 4Q17 and 3Q17, respectively. ($ in millions) 1Q17 2Q17 3Q17 4Q17 1Q18 Fundings Conventional $4,632 $5,918 $6,530 $5,891 $4,226 Government 9,280 10,392 10,873 9,505 8,830 Jumbo - ---- Total(1) $13,912 $16,310 $17,403 $15,396 $13,056 Locks Conventional $5,184 $7,022 $6,356 $6,293 $4,392 Government 9,292 11,209 10,999 9,571 9,162 Jumbo ----13 Total $14,476 $18,231 $17,356 $15,864 $13,567 ($ in millions) 1Q17 2Q17 3Q17 4Q17 1Q18 Fundings Conventional $4,632 $5,918.259999999998 $6,530.360000000001 $5,891.1504007399999 $4,225.6310000000003 Government 9280 10392.396000000001 10873.405000000001 9504.8030605200001 8830.4058649199997 Jumbo - - - - - Total(1) $13,912 $16,310.422 $17,403.440999999999 $15,395.95346126 $13,056.36864919999 Locks Conventional $5,184 $7,021.581561 $6,356.3441639400007 $6,293.2366228800001 $4,391.9986879999997 Government 9292 11209.338514999999 10999.3008760595 9570.8870151197007 9162.2598610001005 Jumbo - - - - 12.89655 Total $14,476 $18,230.920075999999 $17,355.645039999501 $15,864.123637999701 $13,567.1550990001

Cash deposited in the SPV in Other assets. Represents collateral for the initial credit risk retained Adjustment to timing of cash flows in the most recent CRT commitment allows more efficient deployment of capital during the aggregation period Derivative represents value of expected future cash inflows related to assumption of credit risk net of expected future losses Current cash collateralizing guarantee included in “Deposits securing credit risk transfer agreements” Includes fair value recognition upon loan delivery under CRT Agreements and market value changes Payments made to Fannie Mae, from pledged cash, for losses on loans underlying the CRT agreements Cash income to PMT from the CRT SPVs Total UPB of loans delivered to the CRT Special Purpose Vehicles (SPVs) and sold to Fannie Mae Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae (1) Cumulative for the eleven quarters ending 3/31/2018 1Q18 Earnings Report Credit Risk Transfer – Income Statement and Balance Sheet Treatment Since Inception(1) UPB of mortgage loans transferred under CRT Agreements. $33,533,466 Deposits of cash to secure guarantees $648,383 Gains (losses) recognized on assets related to CRT Agreements included in Net gain on investments: Realized. $94,189 Valuation-related98,349 $192,538 Payments made to settle losses $2,314 At March 31, 2018 UPB of mortgage loans subject to guarantee obligation. $29,726,369 Delinquency Current to 89 days delinquent $29,587,107 90 or more days delinquent $116,761 Foreclosure $8,335 Bankruptcy $14,166 Carrying value of CRT agreements Deposits securing CRT agreements. $622,330 Derivative assets. $103,995 Commitments to fund Deposits securing CRT Agreements. $552,957 ($ in thousands) Since Inception(1) As of December 31, 2017 1Q18 Activity 2Q18 Activity 3Q18 Activity 4Q18 Activity As of December 31, 2018 Year ended December 31, 2017 UPB of mortgage loans transferred under CRT Agreements $33,533,466 $30,322,988 $3,210,478 $33,533,466 $14,529,548 Deposits of cash to secure guarantees $,648,383 ,606,594 41,789 ,648,383 $,152,641 Gains (losses) recognized on assets related to CRT Agreements included in Net gain on investments: Realized $94,189 74,860 19,329 94,189 $51,731 Valuation-related 98,349 92,994 5,355 98,349 $83,030 $,192,538 ,167,854 24,684 0 0 0 ,192,538 $,134,761 Payments made to settle losses $2,314 $1,486 $828 $2,314 $1,396 At March 31, 2018 UPB of mortgage loans subject to guarantee obligation $29,726,369 Delinquency Current to 89 days delinquent $29,587,107 90 or more days delinquent $,116,761 Foreclosure $8,335 Bankruptcy $14,166 Carrying value of CRT agreements Deposits securing CRT agreements $,622,330 Derivative assets $,103,995 Commitments to fund Deposits securing CRT Agreements $,552,957

(1) FICO and LTV metrics at origination (UPB in billions) 1Q18 Earnings Report PMT’s Investments in GSE Credit Risk Transfer CRT 2015 -1 (May 2015 - July 2015) CRT 2015 -2 (August 2015 - Feburary 2016) At inception 3/31/2018At inception 3/31/2018 UPB $ 1.3 $0.8UPB $ 4.2 $2.9 Loan Count4,108 3,012Loan Count15,255 11,487  % Purchase67.6% 69.4% % Purchase71.4% 73.1% WA FICO(1)742 743 WA FICO(1)743 743 WA LTV(1)80.5% 77.0% WA LTV(1)81.2% 78.3% 60+ Days Delinquent Loan Count33 60+ Days Delinquent Loan Count146 60+ Days Delinquent % o/s UPB1.143% 60+ Days Delinquent % o/s UPB1.291% 180+ Days Delinquent Loan Count 9180+ Days Delinquent Loan Count40 Actual Losses ($k) $ 261Actual Losses ($k) $1,089 CRT 2016 -2 (August 2016 - Current) Total At inception 3/31/2018At inception 3/31/2018 UPB $ 21.6 $20.5UPB $ 33.5 $29.7 Loan Count 77,502 75,098Loan Count 118,480108,829 % Purchase73.2% 73.5% % Purchase71.9% 72.7% WA FICO(1)724 724 WA FICO(1)732 731 WA LTV(1)81.2% 81.2% WA LTV(1)81.6% 80.3% 60+ Days Delinquent Loan Count261 60+ Days Delinquent Loan Count597 60+ Days Delinquent % o/s UPB0.360% 60+ Days Delinquent % o/s UPB0.554% 180+ Days Delinquent Loan Count15180+ Days Delinquent Loan Count80 Actual Losses ($k) $ 565Actual Losses ($k) $2,314 ($ in billions) CRT 2015 -1 (May 2015 - July 2015) CRT 2015 -2 (August 2015 - Feburary 2016) CRT 2016 -1 (Feburary 2016 - August 2016) At inception 43190 At inception 43190 At inception 43190 UPB $1.32 $0.77377314901999994 UPB $4.2 $2.93412312333 UPB $6.4 $5.5545346666300004 Loan Count 4,108 3,012 Loan Count 15,255 11,487 Loan Count 21,615 19,232 % Purchase 0.67599805258033097 0.69355909694555096 % Purchase 0.71399541134054401 0.73065204143814699 % Purchase 0.67400000000000004 0.69753535773710396 WA FICO(1) 741.62092290717601 742.76922248090898 WA FICO(1) 742.59141710737094 743.14411776914403 WA FICO(1) 748.14379736670799 749.01007223684303 WA LTV(1) 0.80542303113345803 0.76972847170939995 WA LTV(1) 0.81227108641329104 0.78317003792149997 WA LTV(1) 0.81213195516699999 0.78471154435970003 60+ Days Delinquent Loan Count 33 60+ Days Delinquent Loan Count 146 60+ Days Delinquent Loan Count 157 60+ Days Delinquent % o/s UPB 1.143% 60+ Days Delinquent % o/s UPB 1.291% 60+ Days Delinquent % o/s UPB .799% 180+ Days Delinquent Loan Count 9 180+ Days Delinquent Loan Count 40 180+ Days Delinquent Loan Count 16 Actual Losses ($k) $261 Actual Losses ($k) $1,089 Actual Losses ($k) $399 CRT 2016 -2 (August 2016 - Current) Total At inception 43190 At inception 43190 UPB $21.613465376059999 $20.463217805999999 UPB $33.533465376060001 $29.725648744979999 Loan Count 77,502 75,098 Loan Count ,118,480 ,108,829 % Purchase 0.73231658537844102 0.73478654558044099 % Purchase 0.71948100186562403 0.72662617500849902 WA FICO(1) 723.71695410700397 723.71695410700397 WA FICO(1) 732.460948407204 730.85675876249195 WA LTV(1) 0.81214077183230005 0.81214077183230005 WA LTV(1) 0.81557990237088596 0.80305172565990002 60+ Days Delinquent Loan Count 261 60+ Days Delinquent Loan Count 597 60+ Days Delinquent % o/s UPB .36% 60+ Days Delinquent % o/s UPB .554% 180+ Days Delinquent Loan Count 15 180+ Days Delinquent Loan Count 80 Actual Losses ($k) $564.89798099999996 Actual Losses ($k) $2,313.8979810000001

(1) The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an indirect controlled subsidiary of PFSI (2) Subject and subordinate to Agency rights (under the related servicer guide); does not change the contractual servicing fee paid by the Agency to the servicer. Excess Servicing Spread (e.g., 12.5bp) MSR Asset (e.g., 25bp servicing fee) Acquired by PFSI from Third-Party Seller(1) PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans PFSI owns the MSRs and services the loans Excess Servicing Spread(2) Interest income from a portion of the contractual servicing fee Realized yield dependent on prepayment speeds and recapture Base MSR Income from a portion of the contractual servicing fee Also entitled to ancillary income Bears expenses of performing loan servicing activities Required to advance certain payments largely for delinquent loans Base MSR (e.g., 12.5bp) Acquired by PMT from PFSI(1) Example transaction: actual transaction details may vary materially 1Q18 Earnings Report PMT’s Excess Servicing Spread Investments in Partnership with PFSI MSR Asset (e.g., 25bp Servicing fee) Acquired by PMT from PFSI(1) Excess Servicing Spread (e.g., 12.5bp) Base MSR (e.g., 12.5bp)